UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2023

FIESTA RESTAURANT GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14800 Landmark Boulevard, Suite 500, Dallas, Texas, 75254
(Address of principal executive offices) (ZIP code)

(972) 702-9300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	FRGI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 24, 2023, Fiesta Restaurant Group, Inc., a Delaware corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”) in connection with the proposed merger (the “Merger”) of Fiesta Merger Sub, LLC, a Delaware limited liability company (“Merger Sub”) and a wholly owned subsidiary of Fiesta Holdings, LLC, a Delaware limited liability company (“Parent”), with and into the Company, pursuant to which the Company would continue as the surviving corporation in the Merger and become a wholly owned subsidiary of Parent. At the close of business on the record date of the Special Meeting, there were 26,189,111 shares of common stock, par value $0.01, of the Company issued and outstanding (collectively, the “Common Stock”), each of which was entitled to one vote with respect to the proposals voted on at the Special Meeting. A total of 21,431,684 shares of Common Stock, representing approximately 81.8% of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum.

The following is a summary of the matters voted on at the Special Meeting based on the final, certified report of the voting results by the independent inspector of elections. The definitive proxy statement related to the Special Meeting that was filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) under cover of Schedule 14A (File No. 001-35373) on September 22, 2023 contains a description of the following proposals considered at the Special Meeting. There were no recorded broker non-votes.

Proposal 1: The Merger Proposal

To adopt and approve the Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 6, 2023, by and among the Company, Parent and Merger Sub (the “Merger Proposal”). The following votes were cast at the Special Meeting (in person or by proxy) and the proposal was approved:

For	Against	Abstentions
21,302,463	126,733	2,488

Proposal 2: The Advisory Compensation Proposal

To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger (the “Advisory Compensation Proposal”). The following non-binding, advisory votes were cast at the Special Meeting (in person or by proxy):

For	Against	Abstentions
21,034,002	379,456	18,226

In connection with the Special Meeting, the Company also solicited proxies with respect to the adjournment of the Special Meeting for the purpose of soliciting additional proxies if there were insufficient votes at the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”). As there were sufficient votes at the time of the Special Meeting to approve the Merger Proposal, the Adjournment Proposal was unnecessary and such proposal was not submitted to the stockholders for approval at the Special Meeting.

No other business properly came before the Special Meeting.

Item 7.01.	Regulation FD Disclosure.

Subject to the satisfaction or waiver of the closing conditions specified in the Merger Agreement, the Company anticipates that the closing of the Merger will occur on or around October 30, 2023.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events or the Company’s future performance, including any discussion, express or implied, regarding the proposed acquisition of the Company, stockholder and regulatory approvals, and the expected timetable for completing the proposed transaction. These statements are often identified by the words “may,” “might,” “believe,” “think,” “positioned,” “estimate,” “project,” “plan,” “goal,” “target,” “assumption,” “continue,” “intend,” “expect,” “future,” “anticipate,” and other similar expressions, whether in the negative or the affirmative, that are not statements of historical fact. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict, and you should not place undue reliance on the Company’s forward-looking statements. The Company’s actual results and the timing of certain events could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including, but not limited to, those discussed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K and our quarterly reports on Form 10-Q.  Additional factors that may cause actual results to differ materially from any forward-looking statements regarding the pending acquisition of the Company (“proposed transaction”) include, but are not limited to: occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or the failure to satisfy the closing conditions, the possibility that the consummation of the proposed transaction is delayed or does not occur, uncertainty as to whether the parties will be able to complete the proposed transaction on the terms set forth in the merger agreement, uncertainty regarding the timing of the receipt of required regulatory approvals for the proposed transaction and the possibility that the parties may be required to accept conditions that could reduce or eliminate the anticipated benefits of the proposed transaction as a condition to obtaining regulatory approvals or that the required regulatory approvals might not be obtained at all, the outcome and costs of any legal proceedings that have been or may be instituted against the parties or others following announcement of the transactions contemplated by the merger agreement, challenges, disruptions and costs of integrating and achieving anticipated synergies, or that such synergies will take longer to realize than expected, risks that the proposed transaction and other transactions contemplated by the merger agreement disrupt current plans and operations that may harm the Company’s businesses, the amount of any costs, fees, expenses, impairments and charges related to the proposed transaction, and uncertainty as to the effects of the announcement or pendency of the proposed transaction on the market price of the Company’s common stock and/or on its financial performance. All forward-looking statements and the internal projections and beliefs upon which the Company bases its expectations included in this Current Report on Form 8-K or other periodic reports represent its estimates as of the date made and should not be relied upon as representing its estimates as of any subsequent date. While the Company may elect to update forward-looking statements at some point in the future, the Company expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: October 24, 2023	By:	/s/ Louis DiPietro
Louis DiPietro
Senior Vice President, Chief Legal and People Officer, General Counsel & Corporate Secretary